EARNINGS CALL 4th QUARTER 2020 January 22, 2020

2 2 This release contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Examples of forward-looking statements include, among others, statements we make regarding our expectations with regard to our business, financial and operating results, future economic performance and dividends, and the impact of the COVID-19 pandemic and related economic conditions. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include, among others: the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 as filed with the Securities and Exchange Commission; the potential adverse effects of the ongoing COVID-19 pandemic and any governmental or societal responses thereto, including the distribution and effectiveness of COVID-19 vaccines, or other unusual and infrequently occurring events; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for credit losses; legislative or regulatory changes including in response to the COVID-19 pandemic such as the Coronavirus Aid, Relief and Economic Security Act and the rules and regulations that may be promulgated thereunder; or changes in accounting principles, policies or guidelines; supervisory actions by regulatory agencies which may limit our ability to pursue certain growth opportunities, including expansion through acquisitions; additional regulatory requirements resulting from our continued growth; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular. Any forward-looking statement made by us in this release is based only on information currently available to us and speaks only as of the date on which it is made. We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements, whether written or oral, that may be made from time to time, set forth in this press release to reflect new information, future events or otherwise. Non-GAAP Financial Measures This presentation contains both financial measures based on GAAP and non-GAAP based financial measures, which are used where management believes them to be helpful in understanding the Company’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the Company's press release as of and for the quarter ended December 31, 2020. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Forward-Looking Statements 2

4th Quarter 2020 | Financial Highlights

		Q4-20		Q3-20		Q4-19
Earnings & Profitability						
Net Interest Income	$	314.8	$	284.7	$	272.0
Pre Provision Net Revenue[1]		206.4		181.2		158.3
Net Income		193.6		135.8		128.1
EPS		1.93		1.36		1.25
Net Interest Margin		3.84%		3.71%		4.39%
Efficiency Ratio[1]		38.2		39.7		44.1
ROAA		2.22		1.66		1.92
ROTCE[1]		25.7		18.7		18.9
Balance Sheet & Capital						
Total Loans, Gross	$	27,053	$	26,014	$	21,123
Total Deposits		31,931		28,843		22,797
CET1 Ratio		9.9%		10.0%		10.6%
TCE Ratio[1]		8.6%		8.9%		10.3%
Tangible Book Value per Share[1]	$	30.90	$	29.03	$	26.54
Asset Quality						
(Recovery of) Provision for Credit losses[2]	$	(34.2)	$	14.6	$	4.0
Net Charge-Offs		3.9		8.2		1.2
Net Charge-Offs / Avg. Loans		0.06%		0.13%		0.02%
Total Loan ACL / Funded Loans		1.17		1.37		0.84
NPAs[3] / Total Assets		0.32		0.47		0.26

Dollars in millions, except EPS

Net Income
$193.6 million

EPS
$1.93

PPNR[1] Growth
Q4: $25.2million
30.4% Y-o-Y

ROTCE[1]
25.7%

Loan Growth
Q4: $1.0 billion
28% Y-o-Y

Deposit Growth
Q4: $3.1 billion
40% Y-o-Y

Tangible Book Value per Share[1]
$30.90
16.4% Y-o-Y

NPAs[3]/ Total Assets
0.32%

Western Alliance Bancorporation

1) Refer to slide 2 for further discussion of Non-GAAP financial measures.
2) Upon adoption of CECL on January 1, 2020, Provision for Credit Losses has been modified to also include amounts related to unfunded loan commitments and investment securities. Prior period amounts have been restated to conform to the current presentation.
3) Nonperforming assets includes nonaccrual loans and repossessed assets.

3

Quarterly Consolidated Financial Results

	Q4-20		Q3-20	Q4-19
Interest Income	$ 331.6		$ 304.8	$ 315.4
Interest Expense	(16.8)		(20.1)	(43.4)
Net Interest Income	**$ 314.8**	1	**$ 284.7**	**$ 272.0**
Investment Related Income and Gains	11.1	2	7.1	2.2
Other	12.7		13.5	13.8
Non-Interest Income	**$ 23.8**		**$ 20.6**	**$ 16.0**
Net Revenue	**$ 338.6**		**$ 305.3**	**$ 288.0**
Salaries and Employee Benefits	(83.1)	3	(78.8)	(73.9)
Deposit Costs	(4.5)		(3.2)	(6.8)
Gain (Loss) on OREO	0.2		(0.1)	(1.0)
Other	(45.8)		(42.0)	(48.0)
Non-Interest Expense	**$ (132.2)**		**$ (124.1)**	**$ (129.7)**
Pre-Provision Net Revenue[1]	**$ 206.4**	4	**$ 181.2**	**$ 158.3**
Recovery of (Provision for) Credit Losses[2]	34.2	5	(14.6)	(4.0)
Pre-Tax Income	**$ 240.6**		**$ 166.6**	**$ 154.3**
Income Tax	(47.0)		(30.8)	(26.2)
Net Income	**$ 193.6**		**$ 135.8**	**$ 128.1**
Diluted Shares	**100.4**		**100.1**	**102.1**
Earnings Per Share	**$ 1.93**		**$ 1.36**	**$ 1.25**

Dollars in millions, except EPS

Q4 2020 Highlights

1. **Net Interest Income increased $30.1 million, or 10.5% Q-o-Q,** primarily as a result of loan growth, PPP loan fee recognition and lower interest costs
2. Investment Related Income and Gains consists of warrant income related to tech lending of $5.1 million in Q4, and other FMV gains on equity securities
3. Salaries & Employee benefits increased primarily related to short-term incentive accruals
4. **PPNR increased $25.2 million, or 13.9% Q-o-Q**, primarily as a result of an increase in net interest income
5. Provision for Credit Losses decreased $48.8 million due to improvement in economic forecasts relative to September 30th and loan growth in segments with lower loss rates

Western Alliance Bancorporation

1) Refer to slide 2 for further discussion of Non-GAAP financial measures.
2) Upon adoption of CECL on January 1, 2020, Provision for Credit Losses has been modified to also include amounts related to unfunded loan commitments and investment securities. Prior period amounts have been restated to conform to the current presentation.

4

Annual Consolidated Financial Results

	2020		2019
Interest Income	$ 1,261.8		$ 1,225.0
Interest Expense	(94.9)		(184.6)
Net Interest Income	**$ 1,166.9**	1	**$ 1,040.4**
Investment Related Income and Gains	16.7		16.5
BOLI	10.2		3.9
Other	43.9		44.7
Non-Interest Income	**$ 70.8**	2	**$ 65.1**
Net Revenue	**$ 1,237.7**		**$ 1,105.5**
Salaries and Employee Benefits	(303.6)		(279.3)
Deposit Costs	(18.5)		(31.7)
Gain (Loss) on OREO	1.5		(3.8)
Other	(171.0)		(167.2)
Non-Interest Expense	**$ (491.6)**	3	**$ (482.0)**
Pre-Provision Net Revenue[1]	**$ 746.1**	4	**$ 623.5**
Provision for Credit Losses[2]	(123.6)	5	(19.3)
Pre-Tax Income	**$ 622.5**		**$ 604.2**
Income Tax	(115.9)		(105.0)
Net Income	**$ 506.6**		**$ 499.2**
Diluted Shares	**100.5**		**103.1**
Earnings Per Share	**$ 5.04**		**$ 4.84**

Dollars in millions, except EPS

2020 Highlights

1. **Net Interest Income increased $126.5 million, or 12.2%**, primarily as a result of increased loan balances, PPP fees and a reduction in interest expense related to decline in deposit costs across all deposit types
2. **Non-Interest Income increased $5.7 million, or 8.8%**, driven by warrant income, gains on equity securities and BOLI program enhancements
3. **Non-Interest Expense increased $9.6 million, or 2.0%,** primarily related to short-term incentive accruals, technology costs and partially offset by lower deposit costs
4. **PPNR increased $122.6 million, or 19.7%**, primarily as a result of an increase in net interest income
5. **Provision for Credit Losses increased $104.3 million** due to the implementation of CECL in January and the changes in economic forecasts throughout 2020

Western Alliance Bancorporation®

1) Refer to slide 2 for further discussion of Non-GAAP financial measures.
2) Upon adoption of CECL on January 1, 2020, Provision for Credit Losses has been modified to also include amounts related to unfunded loan commitments and investment securities. Prior period amounts have been restated to conform to the current presentation.

5

6 6 $14.3 $14.9 $15.3 $15.8 $18.5 $8.5 $9.9 $12.2 $13.0 $13.4 0.75% 0.64% 0.30% 0.28% 0.22% -3.50% -3.00% -2.50% -2.00% -1.50% -1.00% -0.50% 0.00% 0.50% 1.00% 1.50% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 $14.3 $14.9 $15.3 $15.8 $18.5 1.08% 0.90% 0.40% 0.31% 0.25% -2.50% -2.00% -1.50% -1.00% -0.50% 0.0% 0.50% 1.00% 1.50% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 $4.0 $4.4 $4.2 $4.7 $5.5 2.96% 2.98% 3.02% 2.79% 2.61% -1.00% 0.00% 1.00% 2.00% 3.00% 4.00% $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Deposits, Borrowings, and Cost of Liability Funding Non-Interest Bearing DepositsDollars in billions, unless otherwise indicated Net Interest Drivers 6 Spot Rate 0.23% Total Borrowings Total Investments and Yield Loans and Yield Interest Bearing Deposits and Cost Spot Rate 0.23% $21.1 $23.2 $25.0 $26.0 $27.1 5.58% 5.27% 4.82% 4.47% 4.67% -0.50% 0.50% 1.50% 2.50% 3.50% 4.50% 5.50% 6.50% $0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Spot Rate 4.51% Q4 2020 Highlights • Loan yields rose 20bps following increases across most loan types and increased PPP yields related to prepayment assumptions on forgivable amounts – Yield on PPP loans of 3.67% (1.76% in Q3) • Cost of interest-bearing deposits decreased 6bps due to repricing efforts in a lower rate environment, driving total cost of funds down 6bps to 0.22% − CD rates declined 32bps for the quarter − Spot rate for cost of interest-bearing deposits of 23bps (13bps, including non-interest DDA) mainly driven by the roll-off of higher cost CDs Spot Rate 2.60%

7 7 Dollars in millions Net Interest Income 7 Net Interest Income, NIM, and Average Interest Earning Assets $13.9 $3.3 $11.0 $6.6 $4.1 $2.0 $1.5$0.0 $5.0 $10.0 $15.0 Q2-20 Q3-20 Q4-20 Q1-21E Q2-21E Q3-21E Q4-21E Current Assumptions $272.0 $269.0 $298.4 $284.7 $314.8 4.39% 4.22% 4.19% 3.71% 3.84% 4.22% 4.12% 3.79% 3.80% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% $200.0 $220.0 $240.0 $260.0 $280.0 $300.0 $320.0 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Net Interest Income Net Interest Margin NIM ex.PPP Avg. Int. Earning Assets $25,147 $26,267 $29,326 $31,272 Impacts on Quarterly NIM Components NIM Q3 – 20 3.71 % Impact of PPP Loans 0.11) Loan & Deposit Rates 0.07) Loan & Deposit Mix Shifts 0.04) Excess Liquidity (0.09) Q4 – 20 3.84 % Forecasted Accretion on PPP Loans Q4 2020 Highlights • NIM expansion mainly driven by Q3 adjustments related to PPP fee recognition assumptions, favorable deposit mix and improved rates related to lower CD costs • Higher liquidity levels from strong deposit growth drove a 9bps decline in NIM – Inclusive of 18 bps decrease in Q4 investment yields • Continue to have asymmetric interest rate sensitivity Net PPP loan fees of $42.9MM received in Q2-20 will be recognized over the estimated life of these loans $33,408

8 8 Expenses and Efficiency1 8 Dollars in millions Expenses and Efficiency Ratio 8 1) Refer to slide 2 for further discussion of Non-GAAP financial measures. Q4 2020 Highlights • Efficiency ratio1 improved 150bps to 38.2% compared to the prior quarter and 590bps from the same period last year • Lower efficiency ratio1 was driven by an increase in net interest income resulting from lower interest expense and PPP fee recognition, offset partially by higher compensation costs • Excluding PPP net loan fees and interest, efficiency ratio1 is 39.9% $129.7 $120.5 $114.8 $124.1 $132.2 44.1% 42.9% 35.1% 39.7% 38.2% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Non-Interest Expenses Efficiency Ratio

9 9 Dollars in millions Pre-Provision Net Revenue1, Net Income, and ROA 9 1) Refer to slide 2 for further discussion of Non-GAAP financial measures. $158.3 $153.6 $204.9 $181.2 $206.4 $128.1 $83.9 $93.3 $135.8 $193.6 2.37% 2.24% 2.69% 2.22% 2.37% 1.92% 1.22% 1.22% 1.66% 2.22% -2.50% -1.50% -0.50% 0.50% 1.50% 2.50% $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 PPNR Net Income PPNR ROA ROA Q4 2020 Highlights • PPNR increased $25.2 million, or 13.9% from the prior quarter and 30.4% from the same period last year • PPNR ROA1 increased 15 basis points from the prior quarter and is flat from the same period last year • ROA increased 56 basis points from the prior quarter and increased 30 basis points from the same period last year

10 10 Q4 2020 Highlights • Loans increased $1.0 billion, or 4.0%, over prior quarter and $5.9 billion, or 28.1%, over prior year • Deposits increased $3.1 billion, or 10.7%, over prior quarter and $9.1 billion, or 40.1%, over prior year • Shareholders' Equity increased $190 million over prior quarter and increased $397 million over prior year as Net Income growth was partially offset by share repurchases, dividends and the adoption impact of CECL • Tangible Book Value/Share1 increased $1.87, or 6.4%, over prior quarter and $4.36, or 16.4% over prior year Dollars in millions Consolidated Balance Sheet 10 1) Refer to slide 2 for further discussion of Non-GAAP financial measures. Q4-20 Q3-20 Q4-19 Investments & Cash $ 8,177 $ 6,120 $ 4,471 Loans 27,053 26,014 21,123 Allowance for Credit Losses (279) (311) (168) Other Assets 1,510 1,513 1,396 Total Assets $ 36,461 $ 33,336 $ 26,822 Deposits $ 31,931 $ 28,843 $ 22,797 Borrowings 570 649 410 Other Liabilities 547 620 598 Total Liabilities $ 33,048 $ 30,112 $ 23,805 Shareholders' Equity 3,413 3,224 3,017 Total Liabilities and Equity $ 36,461 $ 33,336 $ 26,822 Tangible Book Value Per Share1 $ 30.90 $ 29.03 $ 26.54 1 3 2 4 1 3 2 4

11 11 $9.4 $11.2 $12.8 $13.7 $14.3 $2.3 $2.3 $2.3 $2.2 $2.2$5.2 $5.3 $5.3 $5.4 $5.7 $2.0 $2.1 $2.2 $2.3 $2.4 $2.2 $2.3 $2.5 $2.4 $2.5 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Commercial & Industrial CRE, Owner Occupied CRE, Non-Owner Occupied Construction & Land Residential & Consumer Highlights $21.1 +$1.0 Dollars in billions, unless otherwise indicated Five Quarter Loan Growth and Composition 11 Total Loans Qtr. Change $23.1 +$2.0 Total Loans: Quarter-over-quarter loan growth of $1.0 billion driven by (in millions): C&I $ 655 CRE, Non-OO 247 Construction & Land 131 Residential & Consumer 63 Offset by decrease in: CRE, OO (57) Total $ 1,039 Year-over-year loan growth of $5.9 billion driven by (in millions): C&I1 $ 4,921 Construction & Land 479 CRE, Non-OO 409 Residential & Consumer 281 Offset by decrease in: CRE, OO (160) Total $ 5,930 $5.9 Billion Year Over Year Growth 9.2% 24.8% 11.0% 44.5% 10.4% 9.0% 20.9% 8.0% 52.9% 9.2% $25.0 +$1.9 $26.0 +$1.0 1) Includes $1.5 billion of PPP loans as of December 31, 2020. $27.1 +$1.0

12 12 $24.8 +$2.0 Dollars in billions, unless otherwise indicated Five Quarter Deposit Growth and Composition Highlights 12 Total Deposits Qtr. Change $22.8 +$0.4 Quarter-over-quarter deposit growth of $3.1 billion driven by (in millions): Savings and MMDA $ 1,839 Interest-Bearing DDA 842 Non-Interest Bearing DDA 450 Offset by decreases in: CDs (43) Total $ 3,088 Year-over-year deposit growth of $9.1 billion driven by (in millions): Non-Interest Bearing DDA $ 4,925 Savings and MMDA 3,293 Interest-Bearing DDA 1,636 Offset by decreases in: CDs (720) Total $ 9,134 $9.1 Billion Year Over Year Growth $8.5 $9.9 $12.2 $13.0 $13.5 $2.8 $3.5 $3.5 $3.6 $4.4$9.1 $9.0 $9.8 $10.6 $12.4 $2.4 $2.4 $2.0 $1.7 $1.7 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Non-Interest Bearing DDA Interest Bearing DDA Savings and MMDA CDs 10.4% 40.0% 12.1% 37.5% 5.2% 38.9% 13.8% 42.1% $27.5 +$2.7 $28.8 +$1.3 $31.9 +$3.1

13 13 $180 $104 $396 $477 $451 0.86% 0.45% 1.58% 1.83% 1.67% -2.00% -1.00% 0.00% 1.00% 2.00% $0 $100 $200 $300 $400 $500 $600 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Special Mention Loans SM to Funded Loans $14 $11 $9 $9 $2 $56 $86 $140 $146 $115 $91 $150 $149 $171 $107 $0 $50 $100 $150 $200 $250 $300 $350 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 OREO Non-Performing Loans Classified Accruing Loans $298 1) Includes HFS loans Dollars in millions Asset Quality 13 0.64% 0.85% 0.94% 0.98% 0.61% 0.26% 0.33% 0.47% 0.47% 0.32% 0.00% 0.50% 1.00% Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Classified Assets to Total Assets Non-Performing Loans + OREO to Total Assets $247 $161 Asset Quality Ratios 1 Q4 2020 Highlights • At quarter end, total deferrals were $190MM (70bps of Total Loans) including $77.3MM of residential forbearance • Total Classified Assets of $224 million (61bps to Total Assets) decreased $102 million in Q4 – Classified Asset reduction due to credit upgrades and refinance activity away from WAL – Non-Performing Loans + OREO of $117 million (32bps to Total Assets) a decrease of $38 million in Q4 • Over last 5+ years, less than 1% of Special Mention loans have migrated to loss Classified Assets $224 $326 Special Mention Loans

14 14 0.84% 1.14% 1.39% 1.37% 1.17% 120% 112% 120% 112% 142% 50% 70% 90% 110% 130% 150% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Total Loan ACL / Funded Loans Total Loan ACL / Non-Performing Loans + Classified Loans $2.1 $0.1 $5.7 $8.8 $5.7 -$6.0 -$4.0 -$2.0 $0.0 $2.0 $4.0 $6.0 $8.0 Dollars in millions 14 Credit Losses and ACL Ratios Gross Charge-offs and Recoveries Q4 2020 Highlights • Provision expense release of $34.2 million, driven by improved macroeconomic factors and loan growth in lower loss segments • Total Loan ACL / Funded Loans decreased 20bps to 1.17% in Q4 as a result of provision expense release − Excluding PPP at 1.24% • Net Charge-Offs of $3.9 million, 6bps, compared to $8.2 million, 13bps, in Q3-20 ($0.9) ($3.3) ($0.2) ($0.6) ($1.8) ($8.0) ($6.0) ($4.0) ($2.0) . RecoveriesGross Charge-Offs Loan ACL Adequacy Ratios Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Allowance for Credit Losses 1) Included as a component of other liabilities on the balance sheet $168 $235 $311 $311 $279 $9 $30 $36 $44 $37 $7 $3 $7 $6 $7 $0 $50 $100 $150 $200 $250 $300 $350 $400 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Allowance for Loan & Lease Losses Unfunded Loan Commits. Credit Discounts HTM Securities 1

15 15 203% 218% 61% 81% 2014 2015 2016 2017 2018 2019 MRQ WAL WAL with Dividends Added Back Peer Avg Peer Avg with Dividends Added Back Capital Accumulation 15 1) Refer to slide 2 for further discussion of Non-GAAP financial measures 2) MRQ is Q4-20 for WAL and Q3-20 for WAL Peers Note: Peers consist of 60 major exchange traded banks with total assets between $15B and $150B as of September 30, 2020, excluding target banks of pending acquisitions; S&P Global Market Intelligence. 10.6% 10.0% 10.2% 10.0% 9.9% 11.3% 11.0% 11.2% 11.4% 10.3% 9.4% 8.9% 8.9% 8.6% 9.0% 8.7% 8.1% 8.3% Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 CET1 Peer CET1 TCE/TA Peer TCE/TA Robust Capital Levels Q4 2020 Highlights Common Equity Tier 1 • CET1 remains strong at 9.9% Tangible Common Equity / Tangible Assets1 • TCE / TA decreased 30bps from the prior quarter to 8.6% − Excluding PPP loans 8.9% Tangible Book Value per Share1 • Q4 TBVPS grew $1.87 to $30.90, or 16.4% year- over-year • Tangible book value per share has increased 3x that of peers over the last 6 years 1 1 Long Term Growth in TBV per Share1 2

16 16 Management Outlook 16 • Balance Sheet Growth • Interest Margin • Pre-Provision Net Revenue • Asset Quality • Capital and Liquidity

17 Questions and Answers 17